Property and Equipment	12 Months Ended
Dec. 31, 2016
Property Plant And Equipment [Abstract]
Property and Equipment
7.	Property and Equipment

Property and equipment at December 31, 2016 and 2015 were as follows (in thousands):

		December 31,
	Useful Lives	2016	2015
Office furniture, computer and lab equipment	3 - 5 years	$239	$493
Computer software	3 years	7	16
Leasehold improvements	1 year	44	44
Equipment in progress	n/a	—	12
		290	565
Less: accumulated depreciation and amortization		(191)	(339)
Property and equipment, net		$99	$226

Equipment in progress represents the cost of lab equipment not yet available for service as of December 31, 2015.  These items are depreciated over their applicable useful lives once they are available for service.

Depreciation and amortization expense was $99,000, $146,000 and $85,000 for the years ended December 31, 2016, 2015 and 2014, respectively.

Write-offs of property and equipment were $36,000, $6,000 and $0 for the years ended December 31, 2016, 2015 and 2014, respectively. Write-offs primarily represent disposals of laboratory and computer equipment that were no longer being utilized. All write-offs are recorded under other income/(expense), net on our consolidated statements of operations and comprehensive loss.

We lease certain office equipment under leases classified as capital leases.  As of December 31, 2016, the total amount of leased equipment was $40,000 with accumulated depreciation of $16,000.  Interest rates on the leased equipment range from 8% to 14% per annum. The equipment is being amortized over the life of the leases, which range from three to five years.

Future commitments under capital leases are as follows (in thousands):

Year Ending December 31,
2017	$10
2018	10
2019	9
2020	—
Thereafter	—
Total	$29

Total imputed interest over the life of the capital leases is $8,000.